EXHIBIT 24.1


                             POWER OF ATTORNEY
                             -----------------

                          (401(k) Plan and Trust)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, covering shares of common stock (the "Shares") of the Company and an indeterminate amount of interests in the Company's 401(k) Plan and Trust, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 2, 1996




                                   ROBERT L. PRAEGITZER
                                   ----------------------------------
                                   Robert L. Praegitzer

                                                                   EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                          (401(k) Plan and Trust)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, covering shares of common stock (the "Shares") of the Company and an indeterminate amount of interests in the Company's 401(k) Plan and Trust, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  June 25, 1996




                                   MATTHEW J. BERGERON
                                   ----------------------------------
                                   Matthew J. Bergeron

                                                                  EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                          (401(k) Plan and Trust)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, covering shares of common stock (the "Shares") of the Company and an indeterminate amount of interests in the Company's 401(k) Plan and Trust, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  June 25, 1996




                                   CHARLES N. HALL
                                   ----------------------------------
                                   Charles N. Hall

                                                                   EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                          (401(k) Plan and Trust)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, covering shares of common stock (the "Shares") of the Company and an indeterminate amount of interests in the Company's 401(k) Plan and Trust, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  June 25, 1996




                                   ROBERT G. BALDRIDGE
                                   ----------------------------------
                                   Robert G. Baldridge

                                                                   EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                          (401(k) Plan and Trust)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, covering shares of common stock (the "Shares") of the Company and an indeterminate amount of interests in the Company's 401(k) Plan and Trust, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 2, 1996




                                   SALLY PRAEGITZER
                                   ----------------------------------
                                   Sally Praegitzer

                                                                  EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                          (401(k) Plan and Trust)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, covering shares of common stock (the "Shares") of the Company and an indeterminate amount of interests in the Company's 401(k) Plan and Trust, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  June 30, 1996




                                   WILLIAM L. HEALEY
                                   ----------------------------------
                                   William L. Healey

                                                                   EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------

                          (401(k) Plan and Trust)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, covering shares of common stock (the "Shares") of the Company and an indeterminate amount of interests in the Company's 401(k) Plan and Trust, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  June 30, 1996



                                   T.L. STEBBINS
                                   ----------------------------------
                                   T.L. Stebbins